EXHIBIT 10.23


                       TYPE A RESTRICTED STOCK AWARDS TO
                            NAMED EXECUTIVE OFFICERS
                                     IN 2002




Named Executive Officer          Shares of Type A Stock Received
-------------------------------- ----------------------------------------

Charles Fabrikant                18,000
Randall Blank                    3,000
Dick Fagerstal                   3,000
Rodney Lenthall                   --
Alice Gran                       500